UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 30, 2007
                                                --------------------------------

                             GSAMP Trust 2007-HSBC1
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)


        Delaware                    333-139817-17                13-3387389
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation              File Number               Identification No.
         of Depositor)              of Issuing Entity)        of Depositor)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)            (Zip Code)


Depositor's telephone number, including area code  (212) 902-1000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On August 30, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-HSBC1 Mortgage Pass-Through Certificates, Series 2007-HSBC1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HSBC Mortgage Services Inc., as responsible party , Avelo Mortgage, L.L.C., as servicer, Deutsche Bank National Trust Company, as trustee, Clayton Fixed Income Services Inc., as credit risk manager, and Wells Fargo Bank, N.A., as master servicer and securities administrator. The Class A-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $607,136,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of August 29, 2007, by and between the Company and the Underwriter. In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 30, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 30, 2007 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2007                     GS MORTGAGE SECURITIES CORP.




                                          By:    /s/ Michelle Gill
                                              ----------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of                                                   Paper (P) or
Regulation S-K                                                      Electronic
Exhibit No.              Description                                    (E)
-----------              -----------                                    ---

5                        Legality Opinion of Cadwalader,                (E)
                         Wickersham & Taft LLP, dated as of
                         August 30, 2007.

8                        Tax Opinion of Cadwalader, Wickersham          (E)
                         & Taft LLP, dated as of August 30,
                         2007 (included as part of Exhibit 5).

23                       Consent of Cadwalader, Wickersham &            (E)
                         Taft LLP (included as part of Exhibit 5).